Exhibit 13.1

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 20-F of Swedish Export Credit Corporation (the “Company”) for the period ending December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Catrin Fransson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350 as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Catrin Fransson

Chief Executive Officer

February 23, 2021

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 20-F of Swedish Export Credit Corporation (the “Company”) for the period ending December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stefan Friberg, Executive Director and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stefan Friberg

Chief Financial Officer

February 23, 2021